EXHIBIT 3.145

Secretary of State	ISSUANCE DATE: 07/02/2007

Division of Business Services	REQUEST NUMBER: 07183568

312 Eighth Avenue North	CHARTER/QUALIFICATION DATE: 01/10/1995
6th Floor, William R. Snodgrass Tower	STATUS: ACTIVE
Nashville, Tennessee 37243	CORPORATE EXPIRATION DATE: PERPETUAL

CONTROL NUMBER: 0289046

JURISDICTION: TENNESSEE

TO:	REQUESTED BY:

CFS	CFS

8161 HWY 100	8161 HWY 100

NASHVILLE, TN 37221	NASHVILLE, TN 37221
I, RILEY C DARNELL, SECRETARY OF STATE OF THE STATE OF TENNESSEE DO HEREBY CERTIFY THAT
“CLEVELAND HOSPITAL CORPORATION”
WAS INCORPORATED OR QUALIFIED TO DO BUSINESS IN THE STATE OF TENNESSEE ON THE ABOVE DATE, AND THAT THE ATTACHED DOCUMENT(S) WAS/WERE FILED IN OFFICE ON THE
DATE(S) AS BELOW INDICATED:

REFERENCE
NUMBER	DATE FILED	FILING TYPE	FILING ACTION
			NAM	DUR	STK	PRN	OFC	AGT	INC	MAL	FYC
2938-1464	01/10/1995	CHART-PROFIT
2954-0938	02/08/1995	AMEND-CHARTER				X
3109-1840	01/29/1996	AN RPT					X				X
3324-0746	04/08/1997	AN RPT/AGENT					X	X
3904-0013	05/08/2000	OFFICE CHANGE						X
4959-1251	11/12/2003	AGENT/OFFICE						X	X
5239-1677	09/20/2004	AGENT/OFFICE						X	X
5712-0318	03/09/2006	AGENT/OFFICE							X

REFERENCE
NUMBER	DATE FILED	FILING TYPE	FILING ACTION
			NAM	DUR	STK	PRN	OFC	AGT	INC	MAL	FYC
5740-1021	03/29/2006	AN RPT					X			X
6011-1524	03/30/2007	AN RPT/AGENT					X	X		X

FOR: REQUEST FOR COPIES		ON DATE: 07/02/07

		FEES

FROM:	RECEIVED:	$280.00		$0.00

CAPITAL FILING SERVICE (CFS)TOTAL PAYMENT RECEIVED:			$280.00

8161 HIGHWAY 100

#172	RECEIPT NUMBER: 00004231100

NASHVILLE, TN 37221-0000	ACCOUNT NUMBER: 00101230

[SEAL]	/s/Riley C. Darnell
Riley C. Darnell
Secretary of State

CHARTER
OF
CLEVELAND HOSPITAL CORPORATION
The undersigned natural person of the age of eighteen years or more, acting as incorporator of a corporation under the Tennessee Business Corporation Act, as amended, hereby adopts the following charter for such corporation:
ARTICLE ONE
The name of the Corporation is Cleveland Hospital Corporation.
ARTICLE TWO
The period of its duration is perpetual.
ARTICLE THREE
The corporation is for profit.
ARTICLE FOUR
The purpose for which the Corporation is organized is to engage in the transaction of any or all lawful business for which corporations may be incorporated under the Tennessee Business Corporation Act (the “Tennessee Code”).
ARTICLE FIVE
The aggregate number of shares which the Corporation shall have authority to issue is One Thousand (1.000) shares of $.01 par value per share common stock.
ARTICLE SIX
The Corporation will not commence business until it has received for the issuance of its shares consideration of the value of at least One Thousand Dollars ($1,000), consisting of money, labor done or property actually received.
ARTICLE SEVEN
The street address of its initial registered office is 306 Gay Street, Suite 200, Nashville, ,
Davidson County, Tennessee,37201 and the name of its initial registered agent at such address is Corporation Service Company.
ARTICLE EIGHT
The complete address of the corporation’s principal office is 155 Franklin Road. Suite 400, Brentwood, Williamson County, Tennessee 37027.
ARTICLE NINE
Election of the Directors need not he by written ballot unless the Bylaws of the corporation shall so provide.
ARTICLE TEN The name and address of the incorporator is:
Robin J. Payton
414 Union Street, Suite 1600

Nashville, TN 17219
ARTICLE ELEVEN
To the greatest extent permitted by Tennessee law, a director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders. (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 48-18304 of the Tennessee Code or (iv) for any transaction from which the director derives an improper personal benefit. If the Tennessee Code is amended hereafter to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Tennessee Code, as so amended.
Any repeal or modification of the foregoing paragraph by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.
ARTICLE TWELVE:
A. Rights to Indemnification. Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a “proceeding”), by reason of the fact that he or she, or a person of whom he or she is the legal representative, or is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director or officer of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (hereinafter an “indemnitee”), whether the basis of such proceeding is alleged action in an official capacity as a director or officer or in any other capacity while serving as a director or officer, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the Tennessee Code as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than permitted prior thereto), against all expense. liability and loss (including, without limitation, attorneys’ fees, judgments, fines, excise taxes or penalties and amounts paid or to ‘be paid in settlement) incurred or suffered by such indemnitee in connection therewith and such indemnification shall continue with respect to an indemnitee who has ceased to be a director or officer and shall inure to the benefit of the indemnitee’s heirs, executors and administrators; provided, however. that except as provided in paragraph (8) hereof with respect to proceedings to enforce rights to indemnification, the Corporation shall indemnify any such indemnitee in connection with a proceeding initiated by such indemnitee only if such proceeding was authorized by the Board of Directors of the Corporation. The right to indemnification conferred in this Article shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition (hereinafter an “advancement of expenses”); provided, however, that, if the Tennessee Code requires, an advancement of expenses incurred by an indemnitee shall be made only upon delivery to the Corporation of an undertaking (hereinafter an “undertaking”), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (hereinafter a “final adjudication”) that such indemnitee is not entitled to be indemnified for such expenses under this Article or otherwise.

B. Right of Indemnitee to Bring Suit. If a claim under paragraph (A) of this Article is not paid in full by the Corporation within sixty days after a written claim has been received by the Corporation (except in the case of a claim for an advancement of expenses, in which case the applicable period shall be twenty days), the indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. if successful in whole orin part in any such suit, the indemnitee shall also be entitled to be paid the expense of prosecuting or defending such suit. In (1) any suit brought by the indemnitee enforce a right to indemnification hereunder (but not a suit brought by the indemnitee to enforce a right to an advancement of expenses) it shall he a defense that, and (ii) in any suit by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met the applicable standard of conduct set forth in the Tennessee Code. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee has met the applicable standard of conduct set forth in the Tennessee Code, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel or its stockholders) that the indemnitee has not met such applicable standard of conduct, or in the case of such a suit brought by the indemnitee, shall be a defense to such suit. In any suit brought by the indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder or by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled under this Article or otherwise to be indemnified, or to such advancement of expenses, shall be on the Corporation.
C. Non-Exclusivity of Rights. The rights to indemnification and to the advancement of expenses conferred in this Article shall not he exclusive of any other right which any person may have or hereafter acquire under this Certificate of Incorporation or any Bylaw. agreement, vote of stockholders or disinterested directors or otherwise.
D. Insurance. The Corporation may maintain insurance, at its expense, to protect itself and any indemnitee against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Tennessee Code.
E. Indemnity of Employees and Agents of the Corporation. The Corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification and to the advancement of expenses to any employee or agent of the Corporation to the fullest extent of the provisions of this Article or as otherwise permitted under the Tennessee Code with respect to the indemnification and advancement of expenses of directors and officers of the Corporation.
ARTICLE THIRTEEN
The Bylaws of the Corporation may be altered, amended or repealed or new Bylaws may be adopted by the board of directors.
IN WITNESS WHEREOF, I have hereunto set my hand, this 10th day of January, 1995.
/s/Robin J. Payton
Robin J. Payton, Incorporator
414 Union Street
Suite 1600
Nashville, TN 37219

ARTICLES OF AMENDMENT TO THE CHARTER OF
OF
CLEVELAND HOSPITAL CORPORATION SECRETARY
January 31. 1995
Pursuant to the provisions of Section 48-20-106 of the Tennessee Business Corporation Act, as amended, Cleveland Hospital Corporation (the “Company”), adopts the following Articles of Amendment to its Charter:
1. Article Five is hereby deleted in its entirety and the following inserted in lieu thereof:
“ARTICLE FIVE
The aggregate number of shares which the Company shall have the authority to issue is Two Million Five Hundred Thousand (2,500,000) shares of $.01 par value per share common stock.”
2. This amendment was (1,4 adopted effective as of the 31st day of January, 1995, by written consent of the sole shareholder and written consent of the board of directors of the Company.
3. This Amendment is to be effective upon filing with the Secretary of State of Tennessee.
CLEVELAND HOSPITAL CORPORATION
By: /s/Sara Martin-Michels
Sara Martin-Michels
Assistant Secretary

CORPORATION ANNUAL REPORT
STATE OF TENNESSEE
SECRETARY OF STATE
SUITE 1800, JAMES K. POLK BUILDING
NASHVILLE, TN 37243-0306
FILING FEE — $10.00; PRIVILEGE TAX — $10.00; TOTAL AMOUNT DUE — $20.00

CURRENT FISCAL YEAR CLOSING MONTH: 01	IF DIFFERENT
CURRENT MONTH IS: 12

THIS REPORT IS DUE ON OR BEFORE 5-1-96
(1) SECRETARY OF STATE CONTROL NUMBER: 0289046 OR FEDERAL EMPLOYER IDENTIFICATION NUMBER 62-1587878
(2a.) NAME AND MAILING ADDRESS OF CORPORATION:
CLEVELAND HOSPITAL CORPORATION
STE 400
155 FRANKLIN ROAD
BRENTWOOD, TN 37027
D          01/10/1995          FOR PROFIT
(2B.) STATE OR COUNTRY OF INCORPORATION:     TENNESSEE
(2D.) ADD OR CHANGE MAILING ADDRESS:
(3) A. PRINCIPAL ADDRESS INCLUDING CITY, STATE, ZIP CODE:
SUITE 400, 155 FRANKLIN ROAD, BRENTWOOD, TN 37037
B. CHANGE OF PRINCIPAL ADDRESS:

STREET	CITY	STATE	ZIP CODE +4
2800 Westside Drive NW	Cleveland	TN	37311
** BLOCKS 4A AND 4B MUST BE COMPLETED OR THE ANNUAL REPORT WILL BE RETURNED **
(4) A NAME AND BUSINESS ADDRESS, INCLUDING ZIP CODE, OF THE PRESIDENT, SECRETARY AND OTHER PRINCIPAL OFFICERS.
(ATTACHED ADDITIONAL SHEET IF NECESSARY.)

TITLE	NAME	BUSINESS ADDRESS	CITY, STATE, ZIP CODE +4
SEE ATTACHMENT
B BOARD OF DIRECTORS (NAMES, BUSINESS ADDRESS INCLUDING ZIP CODE). (ATTACHED ADDITIONAL SHEET IF NECESSARY.) ☐ SAME AS ABOVE ☐ NONE OR LISTED BELOW:     NAME:     BUSINESS ADDRESS          CITY, STATE, ZIP CODE +4
SEE ATTACHMENT
(5)A. NAME OF REGISTERED AGENT AS APPEARS ON SECRETARY OF STATE RECORDS:

CORPORATION SERVICE COMPANY
B. REGISTERED ADDRESS AS APPEARS ON SECRETARY OF STATE RECORDS: SUITE 200, 306 GAY STREET, NASHVILLE, TN 37201
(6) INDICATE BELOW ANY CHANGES TO THE REGISTERED AGENT NAME AND/OR REGISTERED OFFICE:
BLOCK 5A OR 5B THERE IS AN ADDITIONAL $10 FILING FEE AND $10.00 PRIVILEGE TAX FOR A TOTAL OF $20.00 REQUIRED FOR CHANGES MADE TO THE INFORMATION
(A) CHANGE OF REGISTERED AGENT:
(B) CHANGE OF REGISTERED OFFICE:

STREET	CITY	STATE	ZIP CODE +4	COUNTY
TN
(7) A. THIS BOX APPLIES ONLY TO NONPROFIT CORPORATIONS. OUR RECORDS REFLECT THAT YOUR NONPROFIT CORPORATION IS A PUBLIC BENEFIT OR A MUTUAL BENEFIT CORPORATION AS INDICATED BELOW
IF BLANK OR CHANGE PLEASE CHECK APPROPRIATE BOX:
☐ PUBLIC
☐ MUTUAL
B. IF A TENNESSEE RELIGIOUS CORPORATION, PLEASE CHECK
BOX UNLESS OTHERWISE INDICATED                    ☐ RELIGIOUS
(8) SIGNATURE
/s/ Sara Martin-Michels
(9) DATE
1-26-96
(10) TYPE PRINT NAME OF SIGNER:
Sara Martin-Michels
(11) TITLE OF SIGNER:
Asst. Sec.
** THIS REPORT MUST BE DATED AND SIGNED **
[SEAL]

CORPORATION ANNUAL REPORT
STATE OF TENNESSEE
SECRETARY OF STATE
SUITE 1800, JAMES K. POLK BUILDING
NASHVILLE, TN 37243-0306
FILING FEE — $10.00; PRIVILEGE TAX — $10.00; TOTAL AMOUNT DUE — $20.00
CURRENT FISCAL YEAR CLOSING MONTH:                    IF DIFFERENT
CURRENT MONTH IS 12
THIS REPORT IS DUE ON OR BEFORE 4-1-97
(1) SECRETARY OF STATE CONTROL NUMBER: 0289046 OR FEDERAL EMPLOYER IDENTIFICATION NUMBER 62-1587878
(2a.) NAME AND MAILING ADDRESS OF CORPORATION:
CLEVELAND HOSPITAL CORPORATION
155 FRANKLIN ROAD, STE 400
BRENTWOOD, TN 37027
(2B.) STATE OR COUNTRY OF INCORPORATION:
TENNESSEE
(2D.) ADD OR CHANGE MAILING ADDRESS:
(3) A. PRINCIPAL ADDRESS INCLUDING CITY, STATE, ZIP CODE:
155 FRANKLIN ROAD, SUITE 400, BRENTWOOD, TN 37037
B. CHANGE OF PRINCIPAL ADDRESS:

STREET	CITY	STATE	ZIP CODE +4
** BLOCKS 4A AND 4B MUST BE COMPLETED OR THE ANNUAL REPORT WILL BE RETURNED **
(4) A NAME AND BUSINESS ADDRESS, INCLUDING ZIP CODE, OF THE PRESIDENT, SECRETARY AND OTHER PRINCIPAL OFFICERS.
(ATTACHED ADDITIONAL SHEET IF NECESSARY.)

TITLE	NAME	BUSINESS ADDRESS	CITY, STATE, ZIP CODE +4
See Addendum
B BOARD OF DIRECTORS (NAMES, BUSINESS ADDRESS INCLUDING ZIP CODE). (ATTACHED ADDITIONAL SHEET IF NECESSARY.) ☐ SAME AS ABOVE ☐ NONE
OR LISTED BELOW:     NAME:     BUSINESS ADDRESS          CITY, STATE, ZIP CODE +4
See Addendum
(5)A. NAME OF REGISTERED AGENT AS APPEARS ON SECRETARY OF STATE RECORDS:
Corporation Service Company
B. REGISTERED ADDRESS AS APPEARS ON SECRETARY OF STATE RECORDS:
306 Gay Street
Ste. 200

Nashville, Davidson County, TN 37201
(6) INDICATE BELOW ANY CHANGES TO THE REGISTERED AGENT NAME AND/OR REGISTERED OFFICE:
BLOCK 5A OR 5B THERE IS AN ADDITIONAL $10 FILING FEE AND $10.00 PRIVILEGE TAX FOR A TOTAL OF $20.00 REQUIRED FOR CHANGES MADE TO THE INFORMATION
(A) CHANGE OF REGISTERED AGENT:
(B) CHANGE OF REGISTERED OFFICE:

STREET	CITY	STATE	ZIP CODE +4	COUNTY
500 Tallen Bldg.,	Two Union Square,	Chattanooga, TN	37402	Hamilton
(7) A. THIS BOX APPLIES ONLY TO NONPROFIT CORPORATIONS. OUR RECORDS REFLECT THAT YOUR NONPROFIT CORPORATION IS A PUBLIC BENEFIT OR A MUTUAL BENEFIT CORPORATION AS INDICATED BELOW
IF BLANK OR CHANGE PLEASE CHECK APPROPRIATE BOX:
☐ PUBLIC
☐ MUTUAL
B. IF A TENNESSEE RELIGIOUS CORPORATION, PLEASE CHECK
BOX UNLESS OTHERWISE INDICATED                    ☐ RELIGIOUS
(8) SIGNATURE
/s/ Sara Martin-Michels
(9) DATE
3-3-97
(10) TYPE PRINT NAME OF SIGNER:
Sara Martin-Michels
(11) TITLE OF SIGNER:
Asst. Secretary
** THIS REPORT MUST BE DATED AND SIGNED **
[SEAL]

CLEVELAND HOSPITAL CORPORATION
Control No. 0289046 EIN: 62-1587878
4.A. Officers:

Name	Title	Street Address
E. Thomas Charley	President	155 Franklin Road, #400
Brentwood, TN 37027

T. Mark Buford	Controller	155 Franklin Road, #400
	& Vice President	Brentwood, TN 37027

Barbara Groux	Vice President	155 Franklin Road, #400
Brentwood, TN 37027

Rodney R. Smith	Vice President	155 Franklin Road, #400
Brentwood, TN 37027

Barry E. Stewart	V.P. & Treasurer	155 Franklin Road, #400
Brentwood, TN 37027

Linda K. Parsons	Secretary	155 Franklin Road, #400
Brentwood, TN 37027

Sara Martin-Michels	Assistant Secretary	155 Franklin Road, #400
Brentwood, TN 37027

4.B. Board of Directors:

Ernest Bacon	Director	155 Franklin Road, #400
Brentwood, TN 37027

Linda K. Parsons	Director	155 Franklin Road, #400
Brentwood, TN 37027

T. Mark Buford	Director	155 Franklin Road, #400
Brentwood, TN 37027

RECEIVED
STATE OF TENNESSEE
2000 MAY 8 AM 8:00
RILEY DARNELL
SECRETARY OF STATE
[SEAL]
SECRETARY OF STATE
DIVISION OF BUSINESS SERVICES
James K. Polk Building, Suite 1800
Nashville, TN 77243-0306
MASS CHANGE OF REGISTERED OFFICE (BY AGENT)
Pursuant to the provisions of Sections 48-15-102 and 48-25-108 of the Tennessee Business Corporation Act, Sections 48-55-102 and 48-25-108 of the Tennessee Nonprofit Corporation Act, Section 48-208-102 of the Tennessee Limited Liability Company Act, Sections 61-2-104 and 61-2-904 of the Tennessee Revised Uniform Limited Partnership Act and Section 61.1-144 of the Tennessee Uniform Limited Partnership Act, the undersigned registered agent hereby submits this application to change its business address and the registered office address of the business noted below:
1. The names of the affected corporations, limited liability companies’, limited partnerships and limited liability partnerships are identified in the attached list Pry their S.O.S. control numbers, which list is incorporated herein by reference.
2. The street address of its current registered office is 500 Tallan Building — Two Union Square, Chattanooga, TN 37402-2571.
3. The name of the current registered agent is Corporation Service Company.
4. The street address (including county) of the new registered office is: 2908 Poston Avenue, Nashville, Tennessee 37203 (DAVIDSON)
5. After the change, the, street addresses of the registered office and the business office of the registered agent will be identical.
6. The corporations, limited liability companies limited partnerships and limited liability partnerships identified in the attached list have been notified of the change of address for the registered office

May 1, 2000	/s/John H. Pelletier, Asst

Signature Date	Signature of Registered Agent

John H. Pelletier, Asst. VP

Printed or Typed Name

0279324	0285572	0290090	0297223	0'12249	03067 7	0310454	0315116	0318192	0313835	0321335	0324057
0279723	0285638	0290099	0297226	0302260	0306809	0310536	0315130	0318393	0319852	032'059	0324058
0229737	0225876	0290268	0297227	002403	0306823	0310541	0315179	0318395	0319899	0321936	0324192
0279858	0285928	0290349	0297289	0302404	0306854	0310894	0315211	0318425	0319910	0322005	0324281
0279904	0285931	0290432	0297123	0302427	0307002	0310959	0315217	0318457	0319911	03220+7	0324397
0279908	07'5934	0290756	0297503	0302499	0307238	0310991	0315353	0318484	0319919	0322018	0324398
0279966	0285010	0290849	0207599	0302502	0307260	0311040	0315354	0018488	0319920	0222019	0324399
0279989	0296032	0290850	0297698	0302615	0307328	0311086	0315422	0318489	0319974	0322020	0324400
0280022	0286050	0290856	0297890	0302625	0307383	0311.44	0315436	0318491	0319981	0322021	0324462
0280101	0286081	0291013	0297899	0301630	0307481	0311235	0315515	0318529	0320005	0322038	0324467
0280361	0286197	0201155	0297921	0302645	0307675	0311236	0315522	0318578	0320089	0322106	0324485
0280371	0286250	0291176	0298087	0302606	0307731	0311289	0315528	0318581	0320111	0322156	0324491
0280372	0286332	0291183	0298095	0302700	0307742	0311307	0315559	0318582	0320152	0322171	0324498
0280374	0286422	0291184	0299240	0392716	0307812	0311308	G 560	0313583	0320153	0322183	0324570
0280425	0286-401	0291212	0298356	0302718	0307817	0311770	0315585	0318601	0320197	0322184	0324571
0280478	02369-0	0201220	0298313	0302747	C10' v.:	0311895	0315594	0318660	0320207	0322232	0324575
0280581	0289681	0291249	0298583	0302046	C928030	0311901	0315606	0318870	0320239	0322290	0324581
0280635	0286703	0291335	0298819	0302996	0308031	0311908	0315731	0318705	0320258	0322297	0324582
0280636	0286768	0291412	0298368	0303007	0308098	0311999	0315734	0318771,	0320259.	0322334	0324672
0280715	0289770	0291626	0298979	0303019	0308106	0312178	0315772	031871-	0320304	0322361	0324709
0280824	0286772	0291693	0220-93	0303061	0308107	0312206	0315807	0318775	0320305	0322425	0324741
0280830	0286898	0291694	029E058	0303074	4308113	0312211	0315811	0318786	0320307	0322446	0324775
0280858	0286961	0251847	0299197	0303195	0308168	0312227	0315838	0318834	0320413	0322465	0324845
0280867	0286998	3291891	0'29375	0303197	0308171	0312354	0315901	031883	032094	0322476	0324890
0280881	0287025	2303107	0299394	0303201	0308180	0312467	0315913	0318840	0320475	0322480	0324903
0280959	0287082	292440	0299408	0303303	0008210	0092468	0315921	0318917	0320502	0322481	0324983
0281091	0287097	0292400	0299722	0303247	0048248	0312469	0315971	0318936	0320544	0322492	0324985
0281239	0287156	0292537	0299723	0303°80	0308309	0312529	0315'07	0318942	0320541	0322614	0325007
0281291	0287190	0292835	0299787	0033302	0308425	0312700	0316142	0319011	0303576	0322562	0325034
0281292	0287272	0292856	0299302	0303407	030 '37	0312920	0316143	0319072	0320589	0322563	0325125

0281293	0287489	0292866	0299835	u303554	0316491	0312933	0316157	0319070	0320940	0322569	0325241
0281307	0287681	0292892	0299952	0303673	0305561	0313058	0316288	0319151	032(336	0322712	0325295
0281477	0287096	0293388	0300000	02)3720	0308577	0313121	0316301	0319163	0320705	0322714	0325296
0281579	0287697	"203409	0300034	0303809	0008752	0313122	0316398	0319253	0320720	0322725	0325445
0281608	0287739	0293459	0300210	030388E	0308753	0310221	0316512	0319319	0020828	0322766	0305455
02:16a9	0287780	0293565	0300323	0303888	0308836	0310223	0316533	02.9397	0320829	0322769	0325509
0281610	0287819	0293736	030007-1	0303950	0308840	0313234	0316540	0319358	02'1843	03227:	0325604
0282146	0287826	0293900	0300531	0303964	0308849	0313428	0310:53	0319359	1-.0848	0322773	0325627
0282358	0287900	0294059	0300512	0304106	0308850	0313557	" ,,554	0319360	0320977	0322813	0325631
0282387	0387918	0294142	03002,3	0004166	0308857	0313617	0316704	0319001	0320983	0322832	0325646
0282430	0287976	0294168	0300564	0304291	0308916	0313767	0316350	0319362	0321017	0323833	0335660
0282477	0288120	0294193	0300659	0304294	0308917	0313770	0316763	03193'13	0321040	0322869	0325:•J1
0282560	0286136	0294304	0300667	0304382	0308923	0313880	0316874	0319354	0321123	0322872	0325662
0282576	0288161	0294409	0300668	0304445	0308925	0313896	0316875	0319365	0321162	0322876	03-5666
0282724	0288165	0294563	0300734	0304506	0308939	0313911	0217064	0010366	0321167	0322886	0325667
0282890	'0286175	0294581	0300826	0304524	0309047	0313912	0317107	0310367	0301173	0322887	0325071
0282898	0280211	0294872	0300827	03049'4	0309053	05.3015	0317155	0319368	032112'	0322915	0325675
0282899	0288251	0294764	0300836	03043	^-"1034	0313963	0317265	0319369	0321202	032206	0325678
0283051	0288517	0294914	0300898	030484,	0309660	0313964	0317412	0319370	U32 322	0323044	0035736
0283131	0288528	0294930	3300975	0304866	0303112	0313987	0317511	9P.0071	1121223	0323096	0325737
0283352	0288596	0295117	0301001	0304869	0309110	0313990	0317503	0319372	0321224	0323101	0325151
028335,	0288597	0295143	0301212	0304869	0309315	0314067	0317514	0319375	0321225	0323201	0325778
.0283782	0288598	0795231'	0301227	0304923	0309412	0314068	"917528	0319377	0321244	0323212	03:5818
0283808	0288599	029004/	0301253	0304956	0309473	031 402	0317530	0319378	0321246	0323263	0325894
0283915	0288600	0299522	0301254	0305053	0309510	0314120	0317589	0319379	0321247	0323272	0325902
0284031	02E8656	0295563	0501263	0305113	0309548	0314124	0317616	0319380	0321268	0323356	0325982
0284067	028867"	0295793	0301265	0300,63	0309597	0314176	0317633	0310381	0321302	0323389	02'9003
0284226	0288842	0295808	0301324	0305406	0309634	0314296	0317661	0319382	0321304	0323393	0326006
0284321	0288921	0223851	0331331	0305555	0309737	0314397	°"17683	0319383	0321370	0323425	0326007
3284340	0288954	0295989	0301386	0305063	0009797	C314443	03177'4	0319384	0321500	0323426	0320009

0284398	0289046	0296000	0301494	0305701	0309863	0314485	0317732	0319385	0321511	0323452	0326102
0284523	1289013	0296144	0301680	0305890	0309868	0314511	0317821	0319386	0321580	0323456	03201 2
020450	0289149	0296327	0301904	0305989	0309940	0304576	0317871	0319387	0321581	0323481	- 0326268
028459	0289236	0216430	0301961	0506604	C310031	031 1-'2	0317924	0319339	0321583	0323563	0326350
0284676	02693-10	0296505	0301967	0306:10	03/0	031+,, 3	0317947	0319396	0321584	0323610	0326364
0781841	0289415	0296565	030..971	03"5284	03100$:i8	03,6-4	0318017	0319418	0321645	0323760	0326365
0;!4?’	0289580	0296591	0302055	0006390	0310106	031• 3	0318063	0319460	0321646	0323865	0326366
0286utu	0289581	0297003	0302056	0'005398	0310116	03117.1	0313083	0319497	0321673	0323957	0326383
0285176	0289582	0297050	0302067	0306441	0310173	0314231	0318135	0319576.	0321675	0323959	0328391
0285192	0289644	0297059	0102069	0300442	0313249	031479,	0318142	0319593	0321682	0323987	0326401
0289197	0289700	0297097	0302072	0306502	0310250	0314800	0318252	0319702	0321770	0323992	0326419
0285373	0289520	0297167	0302081	0306694	0310330	0310977	0318293	0319753	0701776	0224021	0326484
0285405	0289908	0297185	0302218	0306708	0310337	0314991	0218307	0319782	1788	0324055	0326506
0285409	0289909	0297199	0302219	0306718	0310446	0315101	0318315	0319834	e1834	0324056	0326507
Attachment to Mass Change of Registered Office for Corporation Service Company page 2 of 5 pages

State of Tennessee
Department of State
Corporate Filings
312 Eighth Avenue North
6th Floor, William R. Snodgrass Tower
Nashville, TN 37243
CHANGE OF REGISTERED
AGENT/OFFICE
(BY CORPORATION)
Pursuant to the provisions of Section 48-15-102 or 48-25-108 of the Tennessee Business Corporation Act or Section 48-55-102 or 48-65-108 of the Tennessee Nonprofit Corporation Act, the undersigned corporation hereby submits this application:
1. The name of the corporation is CLEVELAND HOSPITAL CORPORATION
2. The street address of its current registered office is 2908 Poston Avenue, Nashville, TN 37203
3. If the current registered office is to be changed, the street address of the new registered office, the zip code of such office, and the county in which the office is located is 1900 Church Street, Suite 400, Nashville, TN 37203
4. The name of the current registered agent is Corporation Service Company
5. If the current registered agent is to be changed, the name of the new registered agent is National Registered Agents, Inc.
6. After the change(s), the street addresses of the registered office and the business office of the registered agent will be identical.
Signature Date: 11-4-03
Name of Corporation: CLEVELAND HOSPITAL CORPORATION
Signer’s Capacity: Asst. Sec.
Signature: /s/Sherry Connelly
Name (typed or printed): Sherry Connelly

State of Tennessee
Department of State
Corporate Filings
312 Eighth Avenue North
6th Floor, William R. Snodgrass Tower
Nashville, TN 37243
CHANGE OF REGISTERED
AGENT/OFFICE
(BY CORPORATION)
Pursuant to the provisions of Section 48-15-102 or 48-25-108 of the Tennessee Business Corporation Act or Section 48-55-102 or 48-65-108 of the Tennessee Nonprofit Corporation Act, the undersigned corporation h9I4by sulk-hits this application:
1. The name of the corporation is Cleveland Hospital Corporation
2. The street address of its current registered office is 1900 Church Street, Suite 400, Nashville, TN 37203
3. If the current registered office is to be changed, the street address of the new registered office, the zip code of such office, and the county in which the office is located is c/o Cleveland Community Hospital, 2800 Westside Drive, N.W., Cleveland (Bradley County), TN 37312
4. The name of the current registered agent is National Registered Agents,
5. If the current registered agent is to be changed, the name of the new registered agent is Jim Coleman, CEO
6. After the change(s), the street addresses of the registered office and the business office of the registered agent will be identical.
Signature Date: 9-8-04
Name of Corporation: Cleveland Hospital Corporation
Signer’s Capacity: Assistant Secretary
Signature: /s/Robin J. Keck
Name (typed or printed): Robin J. Keck

State of Tennessee
Department of State
Corporate Filings
312 Eighth Avenue North
6th Floor, William R. Snodgrass Tower
Nashville, TN 37243
CHANGE OF REGISTERED
AGENT/OFFICE
(BY CORPORATION)
Pursuant to the provisions of Section 48-15-102 or 48-25-108 of the Tennessee Business Corporation Act or Section 48-55-102 or 48-65-108 of the Tennessee Nonprofit Corporation Act, the undersigned corporation h9I4by sulk-hits this application:
1. The name of the corporation is Cleveland Hospital Corporation
2. The street address of its current registered office is c/o Cleveland Community Hospital, 2800 Westside Drive, N.W., Cleveland, TN 37312
3. If the current registered office is to be changed, the street address of the new registered office, the zip code of such office, and the county in which the office is located is N/A
4. The name of the current registered agent is Jim Coleman, CEO
5. If the current registered agent is to be changed, the name of the new registered agent is Steve Patonai, CEO
6. After the change(s), the street addresses of the registered office and the business office of the registered agent will be identical.
Signature Date: February 27, 2006
Name of Corporation: Cleveland Hospital Corporation
Signer’s Capacity: Assistant Secretary
Signature: /s/Robin J. Keck
Name (typed or printed): Robin J. Keck

CORPORATION ANNUAL REPORT	Please return completed form to:
Annual Report Filing Fee Due: $20, If no changes are made in block #6 to the registered agent/office, or $40, If any changes are made In block #6 to the registered agent/office	TENNESSEE SECRETARY OF STATE Attn: Annual Report 312 Eighth Ave, N, 6th Floor William R. Snodgrass Tower Nashville, TN. 37243

CURRENT FISCAL YEAR	IF DIFFERENT,	THIS REPORT IS DUE ON OR BEFORE
CLOSING MONTH: 12		04/01/06
CORRECT MONTH IS
(1) SECRETARY OF STATE CONTROL NUMBER: 0289046
(2A.) NAME AND MAILING ADDRESS OF CORPORATION:
CLEVELAND HOSPITAL CORPORATION
SHERRY CONNELLY
155 FRANKLIN RD-S400
BRENTWOOD, TN 37027
FOR PROFIT
(2B.) STATE OR COUNTRY OF INCORPORATION: TENNESSEE
(2C.) ADD OR CHANGE MAILING ADDRESS:
7100 COMMERCE WAY SUITE 100
BRENTWOOD, TN 37027
(3)A. PRINCIPAL ADDRESS INCLUDING CITY, STATE, ZIP CODE: 155 FRANKLIN RD #400, BRENTWOOD, TN 37027
B. CHANGE OF PRINCIPAL ADDRESS:
STREET: 7100 COMMERCE WAY SUITE 100
CITY: BRENTWOOD
STATE: TENNESSEE
ZIP CODE + 4: 37027
(4) NAME AND BUSINESS ADDRESS, INCLUDING ZIP CODE, OF THE PRESIDENT, SECRETARY AND OTHER PRINCIPAL OFFICERS.
(ATTACH ADDITIONAL SHEET IF NECESSARY.)
TITLE NAME BUSINESS ADDRESS          CITY. STATE, ZIP CODE + 4
PRESIDENT SEE ATTACHED LIST
SECRETARY
(5) BOARD OF DIRECTORS (NAMES, BUSINESS ADDRESS INCLUDING ZIP CODE). (ATTACH ADDITIONAL SHEET IF NECESSARY.)

OR LISTED BELOW: NAME BUSINESS ADDRESS ☐ SAME AS ABOVE ☐ NONE CITY, STATE, ZIP CODE + 4
SEE ATTACHED LIST
(6) A. NAME OF REGISTERED AGENT AS APPEARS ON SECRETARY OF STATE RECORDS: JIM COLEMAN, CEO
B. REGISTERED ADDRESS AS APPEARS ON SECRETARY OF STATE RECORDS:
%CLEVELAND COMM HOS, 2800 WESTSIDE DR, NW, CLEVELAND, TN 37312
C. INDICATE BELOW ANY CHANGES TO THE REGISTERED AGENT NAME AND/OR REGISTERED OFFICE.
(I). CHANGE OF REGISTERED AGENT:
(II). CHANGE OF REGISTERED OFFICE:
STREET
CITY
STATE TN
(7) A. THIS BOX APPLIES ONLY TO NONPROFIT CORPORATIONS. OUR RECORDS REFLECT THAT YOUR NONPROFIT CORPORATION IS A PUBLIC BENEFIT OR A MUTUAL BENEFIT CORPORATION AS INDICATED: IF BLANK OR INCORRECT, PLEASE CHECK APPROPRIATE BOX: ☐ PUBLIC
☐ MUTUAL
B. IF A TENNESSEE RELIGIOUS CORPORATION, PLEASE CHECK BOX IF BLANK.
☐ RELIGIOUS
(8) SIGNATURE /s/ ROBIN J. KECK
(9) DATE 2-16-06
(10) TYPE PRINT NAME OF SIGNER: ROBIN J. KECK
(11) TITLE OF SIGNER: ASST. SEC.
**THIS REPORT MUST BE DATED AND SIGNED**
CONTINUED ON BACK
CLEVELAND HOSPITAL CORPORATION
DIRECTORS
William S. Hussey
W. Larry Cash
Rachel A. Seifert
OFFICERS
William S. Hussey- president
W. Larry Cash-Exe VP/CFO

Rachel A. Seifert-SVP/Sec/Gen Counsel
Martin G. Schweinhart-SVP, Operations
Kenneth D. Hawkins — SVP, Acq./Dev.
T. Mark Buford-VP(Controller
Robert A. Horrar, VP/Admin
Linda Parsons-VP/Iiturn.Res.
Carolyn S. Lipp-SVP/Qual. & Resource Management
Terry H. Hendon – VP, Acquisitions & Dev.
Robert 0. Horrar — VP, Business Development
Larry Carlton-VP, Revenue Mgmt.
Tim G. Marlette – VP, Materials Management
Kathie G. Thomas – VP, Home Health Services
Gerald A. Weissman – VP, Medical Staff Development
J. Gary Seay – VP and CIO
Sherry A. Mori-Asst. Sec
Robin J. Keck – Asst. Sec
ADDRESS FOR ALL OFFICERS & DIRECTORS: 7100 COMMERCE WAY SUITE 100, BRENTWOOD, TN 37027

CORPORATION ANNUAL REPORT

Annual Report Filing Fee Due:

$20, if no changes are made in block #6 to the registered agent/office, or $40, if any changes are made in block #6 to the registered agent/office.
Please return completed form to: TENNESSEE SECRETARY OF STATE Attn: Annual Report 312 Eighth Avenue N. 6th Floor William R. Snodgrass Tower Nashville, TN 37243
CURRENT FISCAL YEAR CLOSING MONTH: 12
THIS REPORT IS DUE ON OR BEFORE: 04/01/07
(1) SECRETARY OF STATE CONTROL Number 0289046
(2A.) NAME AND MAILING ADDRESS OF CORPORATION
CLEVELAND HOSPITAL CORPORATION
7100 COMMERCE WAY
SUITE 100
BRENTWOOD, TN 37027
D 01/10/1995 FOR PROFIT
(2B.) STATE OR COUNTRY OF INCORPORATION TENNESSEE

TENNESSEE
(2C.) ADD OR CHANGE MAILING ADDRESS:
4000 MERIDIAN BLVD.
FRANKLIN, TN 37067
(3) A. PRINCIPAL ADDRESS INCLUDING CITY, STATE, ZIP CODE:
7100 COMMERCE WAY, SUITE 100, BRENTWOOD, TN 37027
B. CHANGE OF PRINCIPAL ADDRESS:
STREET CITY STATE ZIP CODE + 4
4000 MERIDIAN BLVD., FRANKLIN,TN 37067
(4) NAME AND BUSINESS ADDRESS, INCLUDING ZIP CODE, OF THE PRESIDENT, SECRETARY AND OTHER PRINCIPAL OFFICE (ATTACH ADDITIONAL SHEET IF NECESSARY.)
SEE ATTACHED LIST
(5) BOARD OF DIRECTORS (NAMES, BUSINESS ADDRESS INCLUDING ZIP CODE.) (ATTACH ADDITIONAL SHEET IF NECESSARY.)
☐ SAME AS ABOVE, ☐ NONE, OR LISTED BELOW:
Name Business Address City, State, Zip Code + 4
SEE ATTACHED LIST
(6) A. NAME OF REGISTERED AGENT AS APPEARS ON SECRETARY OF STATE RECORDS: STEVE PATONAI, CEO
B. REGISTERED ADDRESS AS APPEARS ON SECRETARY OF STATE RECORDS:
%CLEVELAND COMM HOS, 2800 WESTSIDE DR, NW, CLEVELAND, TN 37312
C. INDICATE BELOW ANY CHANGES TO THE REGISTERED AGENT NAME AND/OR REGISTERED OFFICE.
(i.) CHANGE OF REGISTERED AGENT:
(ii.) CHANGE OF REGISTERED OFFICE (Street Address): C/O SKYRIDGE MEDICAL CENTER, 2305 CHAMBLISS AVE. NW,
(City) CLEVELAND (State) TN (Zip Code +4) 37311-3847 (COUNTY) BRADLEY
(7) A. THIS BOX APPLIES ONLY TO NONPROFIT CORPORATIONS, OUR RECORDS REFLECT THAT YOUR NONPROFIT CORPORATION IS A PUBLIC BENEFIT OR A MUTUAL BENEFIT CORPORATION AS INDICATED:
IF BLANK OR INCORRECT, PLEASE CHECK APPROPRIATE BOX: ☐ PUBLIC
☐ MUTUAL
B. IF A TENNESSEE RELIGIOUS CORPORATION, PLEASE CHECK BOX IF BLANK
☐ RELIGIOUS
(8) SIGNATURE /s/ ROBIN J. KECK

(9) DATE 2-16-06
(10) TYPE PRINT NAME OF SIGNER: ROBIN J. KECK
(11) TITLE OF SIGNER: ASST. SEC.
**THIS REPORT MUST BE DATED AND SIGNED**
CONTINUED ON BACK
CLEVELAND HOSPITAL CORPORATION
DIRECTORS:
William S. Hussey
W. Larry Cash
Rachel A. Seifert
1.4 GP
OFFICERS:
William S. Hussey-President
W. Larry Cash-Exec VP/CFO
Rachel A. Seifert-SVP/Sec/Gen Counsel
Martin G. Schweinhart-SVP, Operations
Kenneth D. Hawkins — SVP, Acq./Dev.
James W. Doucette-VP, Finance and Treasurer
T. Mark Buford-VP/Controller
Robert A. Horrar, VP/Admin
Linda Parsons-VP/Hum.Res.
Carolyn S. Lipp-SVP/Qual. & Resource Management
J. Gary Seay-VP & CIO
Gerald A. Weissman-VP, Medical Staff Development
Terry H. Hendon – VP, Acquisitions & Dev.
Robert 0. Horrar — VP, Business Development
Larry Carlton-VP, Revenue Management
Tim G. Marlette – VP, Materials Mgmt.
Kathie G. Thomas – VP, Home Health Services
Sherry A. Mori-Asst. Sec
Robin J. Keck – Asst. Sec
Address for all officers and directors: 4000 Meridian Blvd., Franklin, TN 37067